UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________________________
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 16, 2018
  ______________________________________________________
NATURAL RESOURCE PARTNERS L.P.
(Exact name of registrant as specified in its charter)
  ______________________________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-31465 (Commission File Number)	35-2164875 (I.R.S. Employer Identification No.)

1201 Louisiana St., Suite 3400 Houston, Texas (Address of principal executive offices)		77002 (Zip code)

Registrant’s telephone number, including area code: (713) 751-7507
 ______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Information Statement on Schedule 14C filed with the Securities and Exchange Commission on December 27, 2017 (the “Information Statement”), on December 14, 2017, the board of directors (the “Board”) of GP Natural Resource Partners LLC (“GP LLC”), the general partner of NRP (GP) LP (the “General Partner”), the general partner of Natural Resource Partners L.P. (the “Partnership”), unanimously approved the Natural Resource Partners L.P. 2017 Long-Term Incentive Plan (the “LTIP”), subject to unitholder approval. On December 20, 2017, unitholders holding the requisite percentage of votes necessary to approve the LTIP approved the LTIP by written consent in lieu of a special meeting of unitholders. The LTIP became effective on January 16, 2018 (upon the expiration of a waiting period of 20 calendar days after December 27, 2017, the date on which the Information Statement was first sent or given to the other unitholders of the Partnership).

Employees, consultants and non-employee directors of the Partnership, the General Partner, GP LLC and their affiliates are generally eligible to receive awards under the LTIP. The LTIP provides for the issuance of a variety of equity-based grants, including grants of (i) options, (ii) unit appreciation rights, (iii) restricted units, (iv) phantom units, (v) cash awards, (vi) performance awards, (vii) distribution equivalent rights, and (viii) other unit-based awards. The LTIP will be administered by the Compensation, Nominating and Governance Committee of the Board, which will determine the terms and conditions of awards granted under the LTIP

The LTIP authorizes 800,000 common units representing limited partner interests in the partnership (“Common Units”) that are available for delivery by the Partnership pursuant to awards under the LTIP, with such amount subject to adjustment as provided for under the terms of the LTIP if there is a change in the Common Units, such as a unit split or other reorganization. If any award is forfeited, canceled, exercised, settled in cash, or otherwise terminated without the actual delivery of Common Units, then any Common Units that are so forfeited, canceled, exercised, settled in cash, or otherwise terminated without the actual delivery of Common Units shall be available to satisfy future awards under the LTIP. The term of the LTIP is 10 years from the date the Board approved the LTIP or, if earlier, the date the LTIP is terminated by the Board or the committee appointed by the Board to administer the LTIP, or the date all available Common Units available have been delivered. The Common Units authorized to be issued and/or delivered under the LTIP are expected to be registered pursuant to a registration statement on Form S-8. Common Units delivered pursuant to the LTIP will consist, in whole or part, of (i) Common Units acquired in the open market, (ii) Common Units acquired from the Partnership (including newly issued units), any of our affiliates or any other person or (iii) any combination of the foregoing.

The summary of the LTIP in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Natural Resource Partners L.P. 2017 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P.
(Registrant)

	By:	NRP (GP) LP
its General Partner

	By:	GP Natural Resource Partners LLC
its General Partner

Date: January 17, 2018		/s/ Kathryn S. Wilson
Kathryn S. Wilson
Vice President and General Counsel